[State Street front cover]

STATE STREET RESEARCH
EXCHANGE FUND

ANNUAL REPORT
December 31, 1998

WHAT'S INSIDE

From the Chairman

Financial markets delivered
strong gains in 1998

Portfolio Manager's Review

Another strong year for
large-cap stocks

Fund Information

Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Dalbar Key logo]
For Excellence
in
Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[Photo of Ralph F. Verni]

Dear Shareholder:

In 1998, financial markets in the United States and most developed foreign nations delivered strong gains. The U.S. economy boosted personal income and kept unemployment low. Yet growth was moderate enough to hold inflation down to a mere 1.5% for the year. During the summer, the collapse of Russia's currency sent waves through the world's markets, but a fast-acting Federal Reserve Board helped stem a crisis. Currencies continued to slump in many emerging markets. In some, devaluation threatened, with Brazil in the hot seat at year-end.

Stocks

A steep U.S. stock market correction late in the summer was short-lived. Despite signs of slower profit growth, the market staged a comeback in the fourth quarter. Technology stocks and large company growth stocks were the strongest performers, led by Internet stocks which delivered surprising gains. The S&P 500 was up by more than 20% for an unprecedented fourth consecutive year.(1) However, gains were concentrated in a narrow band of stocks. The average stock on the New York Stock Exchange actually lost ground for the year. And the stocks of small and medium-sized companies continued to lag despite a fourth-quarter comeback.

Bonds

Bonds benefited from the Federal Reserve Board's three quick interest rate cuts in autumn. The yield on the bellwether 30-year U.S. Treasury bond fell below 5.0%, then rose slightly at year-end. Not surprisingly, U.S. Treasury bonds led fixed income market performance for the year. Most other segments of the bond market delivered attractive single-digit gains. High-yield bonds disappointed investors, gaining only 0.6% as measured by the First Boston High Yield Index.

International

Foreign markets delivered mixed returns in 1998. In Europe, expectations for the new common currency, the euro, ran high. Although this helped European markets, they did better in the first half of the year than in the second. Most emerging markets were hurt by currencies that continued to slump against the dollar, or by fears of devaluation, which materialized in Russia, then threatened in Brazil. Japan showed some willingness to address its lingering economic problems. But the modest gains attributed to Japanese stocks owned by U.S. investors were primarily the result of a weaker dollar.

Outlook and Opportunities

As investors, you may be asking where the opportunities are in a stock market that has soared for the better part of a decade and a bond market where interest rates are at or near historic lows. My reply: in diversification -- and in markets that have been beaten down, such as small and mid-cap stocks, high-yield bonds, and foreign markets. But every investor has individual goals. Now is a good time to consult your financial professional. And as always, thank you for your confidence in State Street Research funds.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman

December 31, 1998

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data, and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1998)
--------------------------------------------------------------------------------
Total value of $10,000 invested on December 31, 1988(2)

[line chart data begins]
12/88 10000
12/89 13410
12/90 12536
12/91 16293
12/92 17393
12/93 18242
12/94 18870
12/95 25370
12/96 31980
12/97 42120
12/98 53948
[line chart data ends]


Average Annual Total Return(2)
-----------------------------------------------------------

   Life of Fund
 (since 12/17/76)     10 Years      5 Years        1 Year
-----------------------------------------------------------
     15.14%           18.36%        24.22%         28.09%
-----------------------------------------------------------

Top 5 Industries
(by percentage of net assets)

[bar chart begins]

Drug                  13.7%
Office Equipment       8.6%
Oil                    7.6%
Electronic Equipment   7.6%
Computer Software &
Service                6.2%

Total: 43.7%
[bar chart ends]

PORTFOLIO MANAGER'S REVIEW
Exchange Fund: Another strong year for large-cap stocks

[photo of Kennard "Pete" Woodworth]

 Kennard "Pete"
   Woodworth
Portfolio Manager


We spoke with Kennard "Pete" Woodworth, portfolio manager of State Street Research Exchange Fund, about the year ended December 31, 1998 and his views on the period ahead.

Q: How did the Fund perform last year?
A: It was a very good year for the Fund which gained 28.09% for the 12 months ended December 31, 1998. That was well above the Lipper average growth and income fund, which rose 15.61% over the same period. The Fund performed in line with the S&P 500, a broad measure of common stock performance, which gained 28.60% for the year.


Q: What drove the Fund's strong performance?
A: The Fund is invested primarily in large-cap, blue chip companies judged to have very good long-term business prospects. In 1998, investors favored these companies because they delivered solid earnings growth and their stock prices scored above average gains. Some of the strongest gains were among the Fund's large holdings in drug companies. At a time when the U.S. and world economies were slowing down, these companies did better than the broader market because their sensitivity to the economy is lower than that of some other sectors. The portfolio also had a significant investment in the technology sector, which was volatile at times throughout the year but came back strong in the fourth quarter. Companies such as Lucent, Microsoft, and IBM all did well.

The Fund also benefited from merger and acquisition activity among some of its largest holdings. In total, approximately 8.5% of the portfolio's value was acquired or was the target of an announced acquisition during the year. In each case, the value of the related Fund holding increased significantly as a function of that acquisition premium.

Q: Were there any disappointments during the period?
A: Producer durable stocks such as Caterpillar, Boeing and Raytheon were the biggest drag on the portfolio. Declining oil prices brought stock prices down in the energy sector, and as a direct result, the Fund's investments in energy service companies underperformed. However, interestingly enough, the Fund's investment in large integrated oil companies performed well. Amoco was acquired by British Petroleum, and Exxon and Mobil announced their intention to merge.


Q: Did you make any significant changes to the Fund during the year?
A: Our style in managing this Fund is to keep turnover very low. That said, we did sell our investment in Walt Disney. It had been a strong performer for the portfolio for many years. However, its high valuation coupled with a deteriorating earnings outlook suggested that it was a good time to take our profits. On the buy side, we added Xerox to the portfolio. We are attracted to the company's new products, especially in the area of digital color copying. And, we like management's emphasis on cost control and its core businesses.


Q: What is your outlook for the period ahead?
A: Our outlook for the stock market is favorable for the year ahead. Some parts of the world economy are slowing down, but other parts have been picking up again. The U.S. economy looks like it could remain healthy next year, and the outlook for interest rates is favorable because there does not appear to be any imminent threat from inflation. That type of environment favors larger companies. It's an attractive environment for the Fund.

December 31, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Stock Positions
(by percentage of net assets)

1   IBM Computer systems                      5.1%
2   Microsoft Computer software & service     5.0%
3   Pfizer Pharmaceuticals                    4.9%
4   Lucent Technologies Telecommunications    4.6%
5   Johnson & Johnson Healthcare products     4.1%
6   Merck Pharmaceuticals                     4.0%
7   Dayton Hudson Retail department stores    3.8%
8   American Express Financial services       3.4%
9   Exxon Oil                                 2.9%
10  Mobil Oil                                 2.8%

These securities represent an aggregate of 40.6% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(January 1, 1998 through December 31, 1998)

Best [graphic of up arrowhead]
-----------------------------------------------------------
Lucent Technologies
 Strong sales, earnings and markets; aggressive management
Microsoft
 Strong sales, earnings growth; new products
IBM
 Continued excellent progress in business turnaround

Worst [graphic of down arrowhead]
-----------------------------------------------------------
Schlumberger
 Falling oil prices reduced expectations for earnings growth
Boeing
 Sharp reduction in earnings estimates
BankAmerica
 Unexpected losses and management resignations

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1998

----------------------------------------------------------------------------
                                                                   Value
                                                   Shares         (Note 1)
----------------------------------------------------------------------------
COMMON STOCKS 97.4%
Basic Industries 9.7%
Chemical 4.4%
Dow Chemical Co. ..........................        60,000       $  5,456,250
E.I. Du Pont De Nemours & Co. .............       137,000          7,269,562
Monsanto Co. ..............................       135,000          6,412,500
                                                                ------------
                                                                  19,138,312
                                                                ------------
Electrical Equipment 2.7%
General Electric Co. ......................       114,990         11,736,167
                                                                ------------
Forest Product 0.5%
Georgia-Pacific Corp. Timber Group ........        26,251            625,102
Georgia-Pacific Corp. .....................        26,251          1,537,324
                                                                ------------
                                                                   2,162,426
                                                                ------------
Machinery 2.1%
Caterpillar Inc. ..........................       116,800          5,372,800
Millipore Corp. ...........................       124,400          3,537,625
                                                                ------------
                                                                   8,910,425
                                                                ------------
Total Basic Industries ....................                       41,947,330
                                                                ------------
Consumer Cyclical 7.7%
Automotive 1.8%
General Motors Corp. ......................       100,000          7,156,250
SPX Corp.* ................................         7,888            528,496
                                                                ------------
                                                                   7,684,746
                                                                ------------
Retail Trade 5.9%
Dayton Hudson Corp. .......................       301,104         16,334,892
Wal-Mart Stores, Inc. .....................       111,600          9,088,425
                                                                ------------
                                                                  25,423,317
                                                                ------------
Total Consumer Cyclical ...................                       33,108,063
                                                                ------------
Consumer Staple 29.7%
Drug 13.7%
American Home Products Corp. ..............       206,944         11,653,534
Merck & Company, Inc. .....................       117,259         17,317,689
Novartis AG ADR ...........................        92,692          9,110,743
Pfizer Inc. ...............................       167,600         21,023,325
                                                                ------------
                                                                  59,105,291
                                                                ------------
Food & Beverage 4.6%
Anheuser-Busch Companies, Inc. ............       112,600          7,389,375
Coca-Cola Co. .............................       107,535          7,191,403
General Mills Inc. ........................        69,200          5,380,300
                                                                ------------
                                                                  19,961,078
                                                                ------------

----------------------------------------------------------------------------
                                                                   Value
                                                   Shares         (Note 1)
----------------------------------------------------------------------------
Hospital Supply 4.1%
Johnson & Johnson .........................       212,438       $ 17,818,237
                                                                ------------
Personal Care 5.3%
Gillette Co. ..............................       236,400         11,421,075
Procter & Gamble Co. ......................       123,200         11,249,700
                                                                ------------
                                                                  22,670,775
                                                                ------------
Tobacco 2.0%
Philip Morris Companies, Inc. .............       160,300          8,576,050
                                                                ------------
Total Consumer Staple .....................                      128,131,431
                                                                ------------
Energy 8.8%
Oil 7.6%
Amoco Corp. ...............................       142,064          8,577,114
Exxon Corp. ...............................       170,136         12,441,195
Mobil Corp. ...............................       136,800         11,918,700
                                                                ------------
                                                                  32,937,009
                                                                ------------
Oil Service 1.2%
Schlumberger Ltd. .........................       109,238          5,038,603
                                                                ------------
Total Energy ..............................                       37,975,612
                                                                ------------
Finance 12.7%
Bank 5.1%
Bank One Corp. ............................       138,492          7,071,748
BankAmerica Corp. .........................       154,802          9,307,470
Chase Manhattan Corp. .....................        83,152          5,659,533
                                                                ------------
                                                                  22,038,751
                                                                ------------
Financial Service 5.3%
American Express Co. ......................       141,591         14,477,680
Federal National Mortgage Association .....       110,400          8,169,600
                                                                ------------
                                                                  22,647,280
                                                                ------------
Insurance 2.3%
Berkshire Hathaway Inc. Cl. B .............         4,299         10,102,192
                                                                ------------
Total Finance .............................                       54,788,223
                                                                ------------
Science & Technology 26.7%
Aerospace 3.3%
Boeing Co. ................................       131,800          4,299,975
Raytheon Co. Cl. A ........................         6,377            329,611
Raytheon Co. Cl. B ........................       176,165          9,380,786
                                                                ------------
                                                                  14,010,372
                                                                ------------
Computer Software & Service 6.2%
First Data Corp. ..........................       165,338          5,239,148
Microsoft Corp.* ..........................       156,000         21,635,250
                                                                ------------
                                                                  26,874,398
                                                                ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                                                   Value
                                                   Shares         (Note 1)
----------------------------------------------------------------------------
Electronic Components 1.0%
AMP Inc. ..................................        83,736       $  4,359,506
                                                                ------------
Electronic Equipment 7.6%
L.M. Ericsson Telephone Co. ADR Cl. B .....       304,920          7,299,022
Lucent Technologies Inc. ..................       181,044         19,914,840
Perkin-Elmer Corp. ........................        58,000          5,658,625
                                                                ------------
                                                                  32,872,487
                                                                ------------
Office Equipment 8.6%
Hewlett-Packard Co. .......................        78,000          5,328,375
International Business Machines Corp. .....       119,600         22,096,100
Xerox Corp. ...............................        80,000          9,440,000
                                                                ------------
                                                                  36,864,475
                                                                ------------
Total Science & Technology ................                      114,981,238
                                                                ------------
Utility 2.1%
Telephone 2.1%
AirTouch Communications Inc.* .............       123,800          8,929,075
                                                                ------------
Total Utility .............................                        8,929,075
                                                                ------------
Total Common Stocks (Cost $103,887,831) ...                      419,860,972
                                                                ------------

----------------------------------------------------------------------------
                                    Principal     Maturity
                                      Amount        Date
----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 4.5%
American Express Credit Corp.,
  5.50% ..........................$5,762,000    1/04/1999          5,762,000
CIT Group Holdings Inc., 5.99%....13,772,000    1/08/1999         13,772,000
                                                                ------------
Total Short-Term Obligations (Cost $19,534,000) ...............   19,534,000
                                                                ------------
Total Investments (Cost $123,421,831)--101.9%..................  439,394,972
Other Assets, Less Liabilities--(1.9%) ........................   (8,200,676)
                                                                ------------
Net Assets--100.0% ............................................ $431,194,296
                                                                ============

----------------------------------------------------------------------------


----------------------------------------------------------------------------
Federal Income Tax Information:

At December 31, 1998, the net unrealized appreciation of
   investments based on cost for Federal income tax
   purposes of $111,645,800 was as follows:
     Aggregate gross unrealized appreciation for all
       investments inwhich there is an excess of
       value over tax cost ...................................  $327,749,172
     Aggregate gross unrealized depreciation for all
       investments inwhich there is an excess of
       tax cost over value ...................................            --
                                                                ------------
                                                                $327,749,172
                                                                ============

--------------------------------------------------------------------------------
* Nonincome-producing securities
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998


Assets
Investments, at value (Cost $123,421,831) (Note 1) .........  $439,394,972
Dividends and interest receivable ..........................       423,640
Other assets ...............................................         7,074
                                                              ------------
                                                               439,825,686
Liabilities
Federal income tax payable .................................     7,994,984
Accrued management fee (Note 2) ............................       517,202
Accrued trustees' fees (Note 2) ............................        35,152
Accrued transfer agent and shareholder
  services (Note 2) ........................................        14,211
Payable to custodian .......................................        10,605
Other accrued expenses .....................................        59,236
                                                              ------------
                                                                 8,631,390
                                                              ------------
Net Assets                                                    $431,194,296
                                                              ============
Net Assets consist of:
 Undistributed net investment income .......................  $    101,552
 Unrealized appreciation of investments ....................   315,973,141
 Paid-in capital ...........................................   115,119,603
                                                              ------------
                                                              $431,194,296
                                                              ============
Net Asset Value per share
  ($431,194,296 [divided by] 822,538 shares) ...............       $524.22
                                                                   =======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1998

Investment Income
Dividends, net of foreign taxes of $21,744 .................   $ 5,222,445
Interest ...................................................     1,063,192
                                                               -----------
                                                                 6,285,637
Expenses
Management fee (Note 2) ....................................     1,951,523
Custodian fee ..............................................        86,225
Trustees' fees (Note 2) ....................................        39,654
Audit fee ..................................................        27,753
Transfer agent and shareholder services (Note 2) ...........        25,112
Legal fees .................................................        19,199
Reports to shareholders ....................................        12,985
Miscellaneous ..............................................        11,923
                                                               -----------
                                                                 2,174,374
Fees paid indirectly (Note 2) ..............................        (2,571)
                                                               -----------
                                                                 2,171,803
                                                               -----------
Net investment income ......................................     4,113,834
                                                               -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3) ...........    23,963,046
Provision for federal income tax ...........................    (7,994,984)
                                                               -----------
                                                                15,968,062
Net unrealized appreciation of investments .................    69,036,313
                                                               -----------
Net gain on investments ....................................    85,004,375
                                                               -----------
Net increase in net assets resulting from operations .......   $89,118,209
                                                               ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          Years ended December 31
                                     ----------------------------------
                                           1997               1998
-----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ............    $  3,881,593       $  4,113,834
                                      ------------       ------------
Net realized gain on
  investments ....................      16,583,125         23,963,046
Provision for federal income
  tax ............................      (3,472,689)        (7,994,984)
                                      ------------       ------------
                                        13,110,436         15,968,062
                                      ------------       ------------
Net unrealized appreciation of
  investments ....................      66,182,224         69,036,313
                                      ------------       ------------
Net increase resulting from
  operations .....................      83,174,253         89,118,209
                                      ------------       ------------
Dividends from net
  investment income ..............      (3,864,410)        (4,113,379)
                                      ------------       ------------
Share transactions:
Net asset value of shares
  issued in payment of
  dividends ......................         297,743            623,531
Cost of shares repurchased .......      (8,041,950)        (2,724,029)
                                      ------------       ------------
Net decrease from fund share
  transactions ...................      (7,744,207)        (2,100,498)
                                      ------------       ------------
Total increase in net assets .....      71,565,636         82,904,332
Net Assets
Beginning of year ................     276,724,328        348,289,964
                                      ------------       ------------
End of year (including
  undistributed net
  investment income of
  $101,097 and $101,552,
  respectively) ..................    $348,289,964       $431,194,296
                                      ============       ============
Number of shares:
Issued upon reinvestment of
  dividends ......................             754              1,261
Repurchased ......................         (20,727)            (5,833)
                                      ------------       ------------
Net decrease in fund shares ......         (19,973)            (4,572)
                                      ------------       ------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998


Note 1

State Street Research Exchange Fund (the "Fund"), is a series of State Street Research Exchange Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. Federal Income Taxes

No provision for Federal income taxes is necessary with respect to net investment income since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute substantially all of such income. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code. The Fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays Federal income taxes thereon on behalf of the shareholders.

C. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for nontaxable redemptions in kind and the disposition of securities that have different bases for financial


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to paid-in capital.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1998, there were no loaned securities.


Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract that provides for an annual fee equal to 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1998, the fees pursuant to such agreement amounted to $1,951,523.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1998, the amount of such expenses was $5,666.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended December 31, 1998 the Fund's transfer agent fees were reduced by $2,571 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $39,654 during the year ended December 31, 1998.

Note 3

For the year ended December 31, 1998, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities, including $1,834,952 representing redemptions in kind, aggregated $16,753,517 and $30,375,607, respectively.

Note 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At December 31, 1998, the Adviser owned 13,766 shares of the Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                Years ended December 31
                                                                                -----------------------
                                                                                    1994        1995
                                                                                ----------- -----------
Net asset value, beginning of year ($)                                              205.81      204.13
                                                                                    ------      ------
 Net investment income ($)                                                            3.79        3.63
 Net realized and unrealized gain (loss) on investments* ($)                         (1.67)      61.75
                                                                                   -------      ------
Total from investment operations ($)                                                  2.12       65.38
                                                                                   -------      ------
 Dividends from net investment income ($)                                            (3.80)      (3.80)
 Distributions from net realized gains ($)                                             --        (0.27)
                                                                                   -------     -------
Total distributions ($)                                                              (3.80)      (4.07)
                                                                                   -------     -------
Net asset value, end of year ($)                                                    204.13      265.44
                                                                                   =======     =======
Total return (%)                                                                      3.44       34.44
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                            195,150     233,422
Ratio of operating expenses to average net assets (%)                                 0.57        0.58
Ratio of net investment income to average net assets (%)                              1.80        1.49
Portfolio turnover rate (%)                                                          16.31       11.67
*After provision for Federal tax on retained capital gains at end of year ($)         4.88        4.64

For a share outstanding throughout each year:
                                                                                      Years ended December 31
                                                                                -----------------------------------
                                                                                    1996        1997        1998
                                                                                ----------- ----------- -----------
Net asset value, beginning of year ($)                                              265.44      326.68      421.09
                                                                                    ------      ------      ------
 Net investment income ($)                                                            4.09        4.67        5.00
 Net realized and unrealized gain (loss) on investments* ($)                         61.76       94.39      103.13
                                                                                    ------      ------      ------
Total from investment operations ($)                                                 65.85       99.06      108.13
                                                                                    ------      ------      ------
 Dividends from net investment income ($)                                            (4.10)      (4.65)      (5.00)
 Distributions from net realized gains ($)                                           (0.51)         --          --
                                                                                   -------     -------     -------
Total distributions ($)                                                              (4.61)      (4.65)      (5.00)
                                                                                   -------     -------     -------
Net asset value, end of year ($)                                                    326.68      421.09      524.22
                                                                                   =======     =======     =======
Total return (%)                                                                     26.06       31.71       28.09
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                            276,724     348,290     431,194
Ratio of operating expenses to average net assets (%)                                 0.57        0.56        0.56
Ratio of net investment income to average net assets (%)                              1.36        1.19        1.05
Portfolio turnover rate (%)                                                           5.39        2.26        4.52
*After provision for Federal tax on retained capital gains at end of year ($)         3.07        4.20        9.72

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Exchange Trust and the Shareholders of
State Street Research Exchange Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Exchange Fund (a series of State Street Research Exchange Trust, hereafter referred to as the "Trust") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Exchange Fund provided shareholders with strong performance during the year. For the 12 months ended December 31, 1998, the Fund returned 28.09%. The Fund significantly outperformed the Lipper average growth and income fund, which was up 15.61%. It tracked the S&P 500, which gained 28.60% for the same period.

The current focus of the Fund is on large, well-known growth companies with good earnings growth potential. These companies were favored by investors throughout the year, and the Fund benefited accordingly. Investments in the drug and technology sector were among the strongest performers. Merger and acquisition activity among some of the Fund's largest holdings also contributed to performance. Even among energy companies there were gains, although oil service stocks and producer durables, such as Caterpillar, Boeing and Raytheon, were a drag on performance.

December 31, 1998


Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

                           Change In Value Of $10,000
                          Based On The S&P 500 Compared
                          To Change In Value Of $10,000
                            Invested In Exchange Fund

[mountain chart data begins]

-----------------------------------------
      Average Annual Total Return
-----------------------------------------
1 Year          5 Years          10 Years
-----------------------------------------
28.09%          24.22%            18.36%
-----------------------------------------

         Exchange Fund   S&P 500
12/88       10000         10000
12/89       13410         13163
12/90       12536         12754
12/91       16293         16631
12/92       17393         17896
12/93       18242         19696
12/94       18870         19955
12/95       25370         27445
12/96       31980         33742
12/97       42120         44995
12/98       53948         57864

[mountain chart data ends]

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EXCHANGE TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Exchange Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


James M. Weiss
Vice President


Kennard Woodworth, Jr.
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Former Senior Vice President for
Finance and Operations and
Treasurer, The Pennsylvania State
University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(with an affiliate of
J.P. Morgan & Co. in New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Former Partner, Saltonstall & Co.

Dean O. Morton
Former Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and
Public Management, George
Washington University; former
Member of the Board of Governors
of the Federal Reserve System and
Chairman and Commissioner of
the Commodity Futures Trading
Commission

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[back cover]

State Street Research Exchange Fund
One Financial Center
Boston, MA 02111

Questions? Comments?
Call us at 1-800-562-0032, or
        [hearing-impaired 1-800-676-7876]
Write us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408
E-mail us at:
        info@ssrfunds.com
Internet site:
        www.ssrfunds.com


[State Street Research logo]

This report is prepared for the general information of current shareholders.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  (exp0200)SSR-LD                                    EX-469E-0299

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